As filed with the Securities and Exchange Commission on February 19, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

Amendment to filing dated January 6, 2004
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741

(Name and address of agent for service)

414-765-5340
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2003

Date of reporting period: October 31, 2003

Item 1. Report to Stockholders.

Annual Report
October 31, 2003
Dear Fellow Shareholder:

It is our pleasure to report the completion of yet another year of tremendous success for the Edgar Lomax Value Fund. For the year ended October 31, 2003, our "value" stocks delivered a 17.89% gain. This growth plus increasing interest in our investment program have brought total assets in the Fund to $11.4 million (from $6.8 million one year ago). Since its launch on December 12, 1997, the Fund has produced a total annualized return of 3.37% against a return of 3.13% for the S&P 500 Index.

What has been a bit surprising to us this year is how quickly, and with such fervor, many investors have returned to the speculative "tech" stocks that literally led the market’s collapse beginning in early 2000. In fact, though the S&P 500 Index returned 20.80% over the past year, about 1/3 of this gain (or 7%) came from the index’s "information technology" sector (which rose nearly 48%). Even more astonishing is that those companies, as a group, reported a net loss from their business operations during the year just ended. As a result, the Fund currently holds no technology stocks. We are convinced that good long-term investment results will inevitably accrue to consistently profitable companies. So, we remain patient.

Our goal has always been to deliver solid returns while minimizing the anxiety that can be caused by the stock market’s "ups and downs.” Consequently, we work very hard to pay sensible prices for reasonably-projected business results. Using the price-to-earnings ratio ("P/E"), for example, investors have historically paid about $14-15 for each dollar of an average company’s recent annual earnings per share. Right now, the S&P 500 trades at an extremely elevated P/E of 30. The Fund’s P/E is only 15. Therefore, it is reasonable to believe that the Fund has a better probability of appreciating if economic conditions improve—and a smaller chance of declining should the reverse occur—than does the S&P 500. We like those odds.

Let us repeat something we have expressed to you before. As your trusted investment manager, we will continue to pick stocks based on sound financial facts, and we will not risk your money chasing the latest "hot" concept. Investing is a careful, long-term process. We greatly appreciate your confidence in us, and we will work hard to give you the results you deserve.

Cordially,

Please refer to the report for complete performance and index information. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

Must be preceded or accompanied by a prospectus. (12/03)

Comparison of the change in value of a hypothetical $10,000 investment in the Edgar Lomax Value Fund vs. the S&P 500 Index, the Lipper Large Cap Value Fund Index, and the S&P 500 Barra Value Index

Total Return:
			Since
	One Year	Five Years [2]	Inception [2]
The Edgar Lomax Value Fund [1]	17.89%	2.41%	3.37%
S&P 500 Index	20.80%	0.53%	3.13%
Lipper Large Cap Value Fund Index	20.57%	1.53%	2.87%
S&P 500 Barra Value Index	24.82%	2.28%	3.16%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The S&P 500 Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

The Lipper Large Cap Value Fund Index consists of the largest funds as tracked by Lipper, Inc. Large Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

One cannot invest directly in an index.

1 The Fund commenced operations on December 12, 1997.
2 Average Annual Total Return represents the average change in account value over the period indicated.

SCHEDULE OF INVESTMENTS at October 31, 2003

Shares	COMMON STOCKS: 94.36%	Market Value

	Automobiles & Components: 4.14%
14,900	Ford Motor Co.	$180,737
6,825	General Motors Corp.	291,223

		471,960

	Banks: 6.77%
3,300	Bank of America Corp.	249,909
1,000	Bank One Corp.	42,450
6,600	U.S. Bancorp	179,652
5,300	Wells Fargo & Co.	298,496

		770,507

	Capital Goods: 12.50%
3,000	General Dynamics Corp.	251,100
19,500	General Electric Co.	565,695
5,900	Rockwell Automation, Inc.	183,195
5,000	United Technologies Corp.	423,450

		1,423,440

	Consumer Durables & Apparel: 5.37%
10,775	Eastman Kodak Co.	263,233
11,600	RadioShack Corp.	347,884

		611,117

	Diversified Financials: 9.50%
11,400	Citigroup, Inc.	540,360
15,065	J.P. Morgan Chase & Co.	540,834

		1,081,194

	Food, Beverage & Tobacco: 4.55%
11,150	Altria Group, Inc.	518,475

	Healthcare Equipment & Services: 2.21%
9,900	Bristol-Myers Squibb Co.	251,163

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS at October 31, 2003, continued

Shares		Market Value

	Insurance: 2.19%
6,300	The Allstate Corp.	$248,850

	Materials: 2.96%
8,338	E. I. du Pont de Nemours and Co.	336,855

	Personal Credit Institutions: 1.61%
3,900	American Express Co.	183,027

	Petroleum Refining: 3.50%
10,900	Exxon Mobil Corp.	398,722

	Pharmaceuticals & Biotechnology: 4.78%
12,300	Merck & Co., Inc.	544,275

	Retail: 5.57%
24,900	Limited Brands	438,240
1,900	Sears, Roebuck & Co.	99,997
2,600	The Home Depot, Inc.	96,382

		634,619

	Securities Brokers & Dealers: 10.00%
2,600	Lehman Brothers Holdings, Inc.	187,200
5,900	Merrill Lynch & Co., Inc.	349,280
7,900	Morgan Stanley	433,473
1,800	The Goldman Sachs Group, Inc.	169,020

		1,138,973

	Telecommunications: 11.75%
28,580	AT&T Corp.	531,302
23,000	SBC Communucations, Inc.	551,540
7,600	Verizon Communications, Inc.	255,360

		1,338,202

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS at October 31, 2003, continued

Shares		Market Value

	Transportation: 4.40%
8,600	Burlington Northern Santa Fe Corp.	$248,884
12,500	Norfolk Southern Corp.	251,875

		500,759

	Utilities: 2.56%
800	Entergy Corp.	43,120
8,325	The Southern Co.	248,085

		291,205

	Total Common Stocks (Cost $10,495,206)	10,743,343

	Short-Term Investments: 2.14%

243,581	Federated Cash Trust Money Market (Cost $243,581)	243,581

	Total Investments in Securities (Cost $10,738,787): 96.50%	10,986,924
	Other Assets In Excess of Liabilities: 3.50%	398,956

	Net Assets: 100.00%	$11,385,880

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2003

ASSETS
Investments in securities, at value (identified cost of $10,738,787)	$10,986,924
Receivables
Securities sold	4,688,351
Fund shares sold	5,590
Dividends	24,489
Due from advisor	531
Prepaid expenses	11,068

Total assets	15,716,953

LIABILITIES
Payables
Securities purchased	4,309,633
Administration fees	2,548
Accrued expenses	18,892

Total liabilities	4,331,073

NET ASSETS	$11,385,880

Net asset value, offering and redemption price per share [$11,385,880/1,088,689 shares
outstanding;unlimited number of shares (par value $0.01) authorized]	$10.46

COMPONENTS OF NET ASSETS
Paid-in capital	$11,182,119
Undistributed net investment income	163,784
Accumulated net realized loss on investments	(208,160)
Net unrealized appreciation on investments	248,137

Net assets	$11,385,880

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS – For the year ended October 31, 2003

INVESTMENT INCOME
Dividend Income	$270,927

Expenses
Advisory fees (Note 3)	87,091
Administration fees (Note 3)	30,000
Professional fees	26,503
Registration fees	21,061
Transfer agent fees	20,940
Fund accounting fees	18,561
Trustee fees	7,624
Custody fees	5,729
Miscellaneous	4,476
Shareholder Reporting	2,300
Insurance expense	1,632

Total expenses	225,917
Less, advisory fee waiver and absorption (Note 3)	(118,795)

Net expenses	107,122

Net investment income	163,805

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	199,172
Net change in unrealized appreciation/depreciation on investments	1,260,403

Net realized and unrealized gain on investments	1,459,575

Net Increase in Net Assets Resulting from Operations	$1,623,380

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2003	October 31, 2002

INCREASE / (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$163,805	$122,097
Net realized gain / (loss) on investments	199,172	(397,576)
Net change in unrealized appreciation/depreciation on investments	1,260,403	(661,483)

Net increase / (decrease) in net assets resulting from operations	1,623,380	(936,962)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(122,057)	(64,173)
From net realized gain	-	(67,220)

Total dividends and distributions to shareholders	(122,057)	(131,393)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase in net assets derived from net change in
outstanding shares (a)	3,081,133	2,844,575

Total increase in net assets	4,582,456	1,776,220

NET ASSETS
Beginning of year	6,803,424	5,027,204
End of year (including undistributed net investment income $163,784
and $122,036, respectively)	$11,385,880	$6,803,424

(a) A summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2003		October 31, 2002

	Shares	Paid in Capital	Shares	Paid in Capital

Shares sold	567,891	$5,278,487	429,028	$4,569,200
Shares issued on reinvestments of distributions	13,423	121,879	12,390	131,331
Shares redeemed	(246,454)	(2,319,233)	(185,898)	(1,855,956)

Net increase	334,860	$3,081,133	255,520	$2,844,575

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended October 31
	2003	2002	2001	2000	1999

Net asset value, beginning of year	$9.03	$10.09	$11.52	$11.85	$10.78

Income from investment operations:
Net investment income	0.15	0.16	0.13	0.12	0.08
Net realized and unrealized gain/(loss)
on investments	1.44	(0.96)	(1.17)	0.26	1.10

Total from investment operations	1.59	(0.80)	(1.04)	0.38	1.18

Less distributions:
From net investment income	(0.16)	(0.13)	(0.11)	(0.10)	(0.07)
From net realized gain on investments	-	(0.13)	(0.28)	(0.61)	(0.04)

Total distributions	(0.16)	(0.26)	(0.39)	(0.71)	(0.11)

Net asset value, end of year	$10.46	$9.03	$10.09	$11.52	$11.85

Total return	17.89%	(8.28%)	(9.48%)	3.65%	11.05%

Ratios/supplemental data :
Net assets, end of year (thousands)	$11,386	$6,803	$5,027	$4,759	$4,267

Ratio of expenses to average net assets:
Before expense reimbursement	2.59%	2.76%	2.99%	3.59%	3.63%
After expense reimbursement	1.23%	1.23%	1.31%	1.75%	1.75%

Ratio of net investment income to
average net assets:
After expense reimbursement	1.88%	1.82%	1.24%	1.22%	0.81%

Portfolio turnover rate	74.84%	59.24%	30.47%	47.43%	41.85%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at October 31, 2003

NOTE 1 - ORGANIZATION

The Edgar Lomax Value Fund (the "Fund") is a diversified series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.   Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B.   Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.    Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

NOTES TO FINANCIAL STATEMENTS at October 31, 2003, continued

D.   Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.   Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2003, The Edgar Lomax Company (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended October 31, 2003, the Fund incurred $87,091 in Advisory Fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.23% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2003, the Advisor reduced its fees and absorbed Fund expenses in the amount of $118,795; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2004	$158,321
2005	102,847
2006	118,795

$379,963

NOTES TO FINANCIAL STATEMENTS at October 31, 2003, continued

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

Quasar Distributors, LLC (the "Distributor") acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $8,872,427 and $6,208,204, respectively.

NOTE 5 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sale losses deferred.

The tax composition of distributions paid during years ended October 31, 2003 and 2002 were as follows:

	2003	2002
Ordinary Income	$122,057	$65,522
Long-term capital gains	-	65,871

	$122,057	$131,393

NOTES TO FINANCIAL STATEMENTS at October 31, 2003, continued

As of October 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$10,790,959

Gross tax unrealized appreciation	700,764
Gross tax unrealized depreciation	(504,799)

Net tax unrealized appreciation	$195,965

Undistributed ordinary income	$163,784
Undistributed long-term capital gain	-

Total distributable earnings	$163,784

Other accumulated gains/(losses)	$(155,988)

Total accumulated earnings/(losses)	$203,761

The Fund had a capital loss carryforward of ($155,988) as of October 31, 2003, which expires in 2010.

For the year ended October 31, 2003, 100% of the ordinary distributions paid by the Edgar Lomax Value Fund qualify for the dividend received deduction available to corporate shareholders (unaudited).

NOTE 6 – CHANGE OF AUDITORS

On June 13, 2003, PricewaterhouseCoopers LLP ("PwC") resigned as the independent accountants for the Edgar Lomax Value Fund (the "Fund"), a series of Advisors Series Trust (the "Company"). On June 13, 2003, the Company retained Tait, Weller & Baker ("Tait") as the independent accountants for the Fund. The retention of Tait as the independent accountants of the Fund has been approved by the Company’s Audit Committee and Board of Trustees.

The reports of PwC on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through June 13, 2003, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Trustees and Shareholders of
Edgar Lomax Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Edgar Lomax Value Fund, a series of Advisors Series Trust, as of October 31, 2003, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2002 and the financial highlights for the four years ended October 31, 2002 were audited by other auditors whose report dated December 18, 2002 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Edgar Lomax Value Fund as of October 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 14, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any persons without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-205-0524.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a)       The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.
(b)       There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)    Any code of ethics or amendment thereto . Furnished herewith.

(b)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)  /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date         2/19/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) Advisors Series Trust

By (Signature and Title)  /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date         2/19/04

By (Signature and Title)  /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date         2/19/04